UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2006

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 W. 4th Street Greeley, Colorado 80634
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.1 and incorporated herein by reference is being presented at a meeting with investors on May 9, 2006, and may be used in various other meetings with investors. A downloadable version of the presentation can be downloaded from the “Investor Information” link on the UAP home page, located at www.uap.com.

The attached slide presentation is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document
99.1	Slide presentation being used in various meetings with investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: May 5, 2006
	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President and General Counsel